SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
        [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the
                          Commission Only (as permitted
                              by Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                    [ ] Soliciting Material Under Rule 14a-12

                         LASER-PACIFIC MEDIA CORPORATION
      --------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                                    and 0-11.

       (1) Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------
              (4) Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------
                               (5) Total fee paid:

      --------------------------------------------------------------------
               [ ] Fee paid previously with preliminary materials:

      --------------------------------------------------------------------
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                           (1) Amount previously paid:

      --------------------------------------------------------------------
                (2) Form, Schedule or Registration Statement no.:

      --------------------------------------------------------------------
                                (3) Filing Party:

      --------------------------------------------------------------------
                                 (4) Date Filed:

      --------------------------------------------------------------------

LASER-PACIFIC MEDIA CORPORATION
809 N. Cahuenga Blvd.
Hollywood, California 90038


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on June 25, 2003
                          -----------------------------

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Laser-Pacific Media Corporation (the "Company") will be held on Wednesday, June 25, 2003 at the Company's digital timing theatre, located at 861 Seward Street, Hollywood, California 90038, at 3:00 p.m. local time, subject to adjournment or postponement by the Board of Directors, for the following purposes:

          1. To elect five persons to the Board of Directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified; and

          2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on April 28, 2003 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any and all postponements and adjournments thereof.

     Management sincerely hopes that you will attend the Annual Meeting. In order to constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that holders of a majority of all outstanding shares of common stock of the Company be present in person or be represented by proxy. Your attention is directed to the accompanying proxy statement. To assure your representation at the Annual Meeting, please date, sign and mail the enclosed proxy card for which a return envelope is provided. The prompt return of your proxy will save expenses involved in further communications. Your proxy is revocable and stockholders who attend the Annual Meeting may vote in person even though they have previously mailed their proxy card.

                          By Order of the Board of Directors,

                          /s/ James R. Parks
                          ----------------------
                          James R. Parks
                          Chief Executive Officer and Chairman of the Board

                          /s/ Robert McClain
                          ----------------------
                          Robert McClain
                          Chief Financial Officer, Vice President and Secretary

Hollywood, California
April 29, 2003

                         LASER-PACIFIC MEDIA CORPORATION
                              809 N. Cahuenga Blvd.
                           Hollywood, California 90038
                                 (323) 462-6266

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 25, 2003

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of the accompanying proxy by the Board of Directors of Laser-Pacific Media Corporation (the "Company"), a Delaware corporation. The accompanying proxy is for use at the 2003 Annual Meeting of Stockholders of the Company (the "Annual Meeting"). The Annual Meeting is to be held on Wednesday, June 25, 2003 at the Company's digital timing theatre, located at 861 Seward Street, Hollywood, California 90038 at 3:00 p.m. local time, and at any and all adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

     All shares of common stock of the Company ("Common Stock") represented by a properly completed proxy received in time for the Annual Meeting will be voted by the proxy holders in accordance with the instructions contained therein. If instructions are not given in the proxy, it will be voted "FOR" the election of the directors nominated as set forth below under "PROPOSAL NO. 1: ELECTION OF DIRECTORS." With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote the proxy in accordance with their best judgment. At the time of the mailing of this Proxy Statement, the Company was not aware of any matters needing to be acted upon at the Annual Meeting except for those matters discussed in this Proxy Statement.

     Any stockholder who returns a proxy has the right to revoke it at any time before it is exercised by (i) attending the Annual Meeting and voting in person;
(ii) by delivering a written statement to the Company, stating that the proxy is revoked; or (iii) by executing and delivering to the Secretary of the Company a duly executed proxy bearing a later date than the enclosed proxy.

     This Proxy Statement, together with the accompanying proxy, is first being mailed on or about May 12, 2003, to the Company's stockholders of record at the close of business on Friday April 28, 2003 (the "Record Date").

     The Company's principal executive offices are located at 809 N. Cahuenga Boulevard, Hollywood, California 90038.

                               PROXY SOLICITATION

     The solicitation of proxies will be by mail. Certain officers, executives and regular employees of the Company (without additional compensation) may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements will be made with banks, brokerage firms and others to forward proxy materials to all holders of shares of Common Stock. The total cost of such solicitation will be borne by the Company and will include reimbursement to banks, brokerage firms and others for their reasonable expenses in forwarding this Proxy Statement and the accompanying materials regarding the Annual Meeting to stockholders.

                              SECURITIES AND VOTING

     The Company has one class of voting stock outstanding, designated Common Stock, with a par value of $.0001 per share. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Only stockholders of record as of the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 7,101,295 shares of Common Stock outstanding.

     A majority of the outstanding shares of Common Stock must be present in person or by proxy at the Annual Meeting to constitute a quorum for the transaction of business. In the event that there are insufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit the further solicitation of proxies. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs on a proposal where a broker is not permitted to vote on the matter absent instructions from the beneficial owners of the shares and no instructions are given.

     The election of directors requires the favorable vote of the holders of a plurality of the shares of Common Stock entitled to vote at the Record Date, which means that the five director nominees receiving the most votes will be elected. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions and broker non-votes will have no effect on the outcome of the election of directors under Proposal No. 1.

     Any stockholder proposals that properly come before the Annual Meeting require, in general, the affirmative vote of a majority of the voting power of the shares of Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter.

Householding

     With regard to the delivery of Annual Reports and Proxy Statements, under certain circumstances the Securities and Exchange Commission permits a single set of such documents to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder, however, still receives a separate proxy card. This procedure, known as "householding," reduces the amount of duplicate information received at a household and reduces mailing and printing costs as well. A number of banks, brokers and other firms have instituted householding and have previously sent a notice to that effect to certain of the Company 's stockholders whose shares are registered in the name of the bank, broker or other firm. As a result, unless the stockholders receiving such notice gave contrary instructions, only one Annual Report and one Proxy Statement will be mailed to an address at which two or more stockholders reside. If any stockholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement in the future, such stockholder should telephone toll-free 1-800-542-1061. In addition, if any stockholder who previously consented to householding desires to receive a separate copy of the Proxy Statement or Annual Report for each stockholder at his or her same address, such stockholder should contact his or her bank, broker or other firm in whose name the shares are registered or contact the Company at the address or telephone number listed on page 1 of this Proxy Statement.

     If the company decides to institute householding procedures, you will be sent a separate written notice which will further explain the details of householding. However, even after implementation of householding procedures, upon your written or oral request, the Company will deliver a separate copy of the Annual Report or Proxy Statement, as applicable, to you at a shared address to which a single copy of the document was delivered.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS


     The Company is incorporated in the State of Delaware and neither the laws of that state nor the Certificate of Incorporation of the Company requires cumulative voting in the election of the Board of Directors. If a quorum is present nominees receiving the highest number of affirmative votes cast, up to the number of directors to be elected, will be elected as directors. Abstentions and broker non-votes have no effect on the vote but will count towards establishing a quorum.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW. PROXIES RETURNED TO THE COMPANY WILL BE VOTED "FOR" THE NOMINEES NAMED UNLESS OTHERWISE INSTRUCTED.


Nominees

     Five directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting and until his respective successor is elected and qualified. The Board of Directors has nominated for election as directors the five persons named below. All of these nominees have consented to being named herein and have indicated their intention to serve as directors of the Company, if elected. If any of such nominees should be unable or should decline to serve, the discretionary authority provided in the proxies received will be exercised to vote for a substitute nominee or nominees of the Board of Directors, unless otherwise instructed. Unless otherwise directed in the accompanying proxy, the persons named therein will vote for the election of the five nominees listed below. The Board of Directors has no reason to believe that any substitute nominee will be required.

     The following table sets forth certain information as of April 15, 2003 with respect to the Board's nominees:

                                            Director
Name of Director                    Age      Since    Position(s) with Company

James R. Parks                      52       1990     Chairman of the Board and
                                                        Chief Executive Officer

Emory M. Cohen                      60       1990     President, Chief Operating
                                                        Officer and Director

Thomas D. Gordon (1)                54       1999     Director

Craig A. Jacobson (1)               50       1999     Director

David C. Merritt (1)                48       2001     Director
------------------

(1)  Member of the Audit Committee.

                               BOARD OF DIRECTORS

Biographical Information on Current Directors

     The following biographical information is furnished with respect to the Company's directors:

     James R. Parks has been Chairman of the Board and Chief Executive Officer of the Company since March of 1994 and a director since the inception of the Company in 1990. Since 1978, Mr. Parks has been a partner of Parks, Palmer, Turner and Yemenedjian, certified public accountants, and is currently managing partner. Since January 1, 2001, Mr. Parks has been an executive director of CBIZ Southern California, Inc. Additionally, Mr. Parks is a principal of Mayer Hoffman McCann, P.C., an independent CPA firm, and is also Chairman of the Board of Realty Center Management, Inc, a privately held real estate management and development company. Mr. Parks is a director of Sybron Dental Specialties, Inc, a NYSE-listed company and serves on both their Audit and Compensation committees.

     Emory M. Cohen is the Company's President and Chief Operating Officer and a director and has held such positions since the inception of the Company in 1990. Mr. Cohen received a motion picture Academy Award in 1978 for inventing a system that applies electronic and videotape technology to motion picture post-production sound recording, and an Emmy Award in 1989 in connection with the Company's Electronic Laboratory(TM).

     Thomas D. Gordon has served as a director of the Company since July 1999. Since 1994, Mr. Gordon has served as the Chief Executive Officer of the Cedars-Sinai Medical Care Foundation, Cedars-Sinai Health System Medical Network Services and Medical Group of Beverly Hills, Inc. Mr. Gordon also serves on the board of directors for Cedars-Sinai Health System Medical Network Services and is a member of their compensation committee. Mr. Gordon also serves as Assistant Clinical Professor for the Graduate Program in Health Care Administration and Institute for Diversity Program at the University of Southern California. Mr. Gordon also serves on the board of directors at the Wilshire Foundation and the California Association of Medical Groups. Mr. Gordon is a member of Laser-Pacific's Audit Committee.

     Craig A. Jacobson has served as a director of the Company since December 1999. Mr. Jacobson is a partner with the law firm Hansen, Jacobson, Teller, Hoberman, Newman, Warren and Sloane, LLP, which he helped found in 1987. The firm specializes in entertainment law for the motion picture and television industry. Mr. Jacobson is a member of Laser-Pacific's Audit Committee.

     David C. Merritt has served as a director of the Company since January 2001. Mr. Merritt heads the Entertainment Media Advisory Group of Gerard Klauer Mattison & Company, Inc. From July 1999 to November 2000, Mr. Merritt served as Chief Financial Officer for CKE Associates. Prior to that, Mr. Merritt served for 24 years at KPMG LLP. During his tenure with KPMG, which included 14 years as a partner, he headed the Media Entertainment Practice. Mr. Merritt is the Chairman and "audit committee financial expert" of Laser-Pacific's Audit Committee.

Committees

     The Audit Committee is the only standing committee of the Board of Directors. Mr. Gordon, Mr. Jacobson and Mr. Merritt comprise the Audit Committee. The Board of Directors has determined that Mr. Merritt is "independent" (as such term is defined under Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act) and that he qualifies as an "audit committee financial expert" as defined under applicable Securities and Exchange Commission rules. The Audit Committee met with the independent accountants four times in 2002 and once in 2003 to discuss the quarterly reviews and annual audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2002 and other matters. The principal duties of the Audit Committee are detailed in the Company's Audit Committee Charter, which was last amended on April 16, 2003 and is attached hereto as Appendix A. The Audit Committee, as currently comprised, meets the independence requirements of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.'s listing standards.

Attendance and Compensation

     During the year ended December 31, 2002, the Board of Directors met ten times. Each director attended at least 75% of the total Board meetings and the meetings of any committee on which he served.

     Directors who are officers or employees of the Company receive no additional remuneration for their service on the Company's Board of Directors. Directors who are not officers or employees of the Company receive $1,500 per month for their service on the Board of Directors. Additionally, in 2002, non-employee directors each received options to purchase 10,000 shares of the Company's Common Stock for their service on the Board of Directors. Mr. Merritt is paid an additional $5,000 per year for his service as Chairman of the Audit Committee.


                               EXECUTIVE OFFICERS

     Officers are appointed by the Board of Directors of the Company. Information with respect to Messrs. James R. Parks (Chairman of the Board and Chief Executive Officer) and Emory M. Cohen (President and Chief Operating Officer) is set forth on page 4 hereto. Information with respect to Leon D. Silverman, Randolph D. Blim, Jane Swearingen and Robert McClain is set forth below:

Name                           Age               Position(s) with Company

Leon D. Silverman              48                Executive Vice President

Randolph D. Blim               56                Senior Vice President

Jane Swearingen                46                Senior Vice President

Robert McClain                 55                Chief Financial Officer,
                                                 Vice President and Secretary

     Leon D. Silverman has served as Executive Vice President since the inception of the Company in 1990. Mr. Silverman is the founder and current President of The Hollywood Post Alliance. Mr. Silverman is a Manager of the Hollywood section of The Society of Television and Motion Picture Engineers (SMPTE) where he also chairs its Education Committee. He also serves on the board of directors and as a member of the Technical Advisory Board of the Entertainment Technology Center at the University of Southern California.

     Randolph D. Blim has been the Senior Vice President of Engineering since the inception of the Company in 1990. Mr. Blim was awarded an Emmy in 1989 for Outstanding Achievement in Engineering Development in connection with the Company's Electronic Laboratory(TM).

     Jane Swearingen was appointed Senior Vice President of the Company in November 2001 and prior to that had served as General Manager since September 1992 and in other capacities at the Company between 1988 and 1992. Ms. Swearingen served as General Manager of Film/Video Equipment Services Co. in Denver, Colorado from 1980 to 1988, when she left to join the Company.

     Robert McClain is a Certified Public Accountant. He was appointed Chief Financial Officer of the Company in November 1994. He was employed by Betson Pacific, a privately held corporation that develops and distributes coin operated equipment, as Chief Financial Officer and Director of Operations from 1992 through November 1994 when he left to join the Company. Additionally, Mr. McClain sits on the board of directors for the Orange County chapter of the American Red Cross and serves on their compensation committee.

     No family relationships exist among any of the executive officers, directors, or director nominees of the Company.

                       REPORT OF THE BOARD OF DIRECTORS ON
                             EXECUTIVE COMPENSATION


     The Board of Directors is responsible for reviewing benefits and compensation for all of the Company's officers. The Board's executive compensation policies are designed to enhance the financial performance of the Company and stockholder value.

     The executive compensation program is viewed in total considering all of the component parts: base salary, bonus and long-term incentive compensation in the form of stock options. In evaluating the performance of and in setting the salary and incentive compensation of the executive officers, the Board considers, in the aggregate, the following factors: industry factors, taking into account compensation paid by competitors and the amount required to be paid by the Company to retain key employees; the progress made by the Company in the growth of its business; the performance of the Company's Common Stock; and the Company's overall financial performance.

     The Chief Executive Officer's salary was set at $208,000 annually in March 1994, and was based on the criteria discussed in the preceding paragraph and has not changed. Mr. Parks chose to forego the performance bonus he was entitled to in 2002. Mr. Parks, as a major stockholder of the Company, believes that most of his compensation incentive is derived from increasing the share value of the Company's stock which is directly related to the Company's performance.

     Following is a summary of the current compensation of the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company.

     The Board of Directors awarded a performance bonus based on the Company's operating performance in 2002 of $30,000 each to Messrs. Cohen, Silverman, Blim and McClain for the fiscal year ended December 31, 2002.

     Mr. Parks is currently employed by the Company at an annual salary of $208,000. Mr. Parks is not employed pursuant to a written agreement but serves at the discretion of, and on terms determined by, the Board of Directors. Mr. Parks provides services to the Company on an as-needed basis.

     Mr. Cohen has a five-year employment agreement with the Company, entered into as of May 15, 1990, which has no termination date but is terminable upon five years' written notice or upon 30 days' notice for cause, as defined therein. Under the terms of the agreement, Mr. Cohen is entitled to a minimum annual salary of $350,000, subject to adjustment if the cost of living increases more than 10 percent in any year, with a bonus in an amount to be determined by the Board of Directors. In addition, he is entitled to other specified benefits such as an automobile, reimbursement of expenses, and life, health, and disability insurance benefits. Commencing on the effective date of a change of control of the Company, if either the Company terminates Mr. Cohen's employment contract, other than for specified reasons, or Mr. Cohen elects to terminate his employment within nine months of the change in control, then Mr. Cohen shall, on the date of either termination, receive a lump sum payment of three times his annual compensation and the continuation of certain employee benefits for eighteen months. In the event payments are required as a result of a change of control, then no further compensation shall be payable to Mr. Cohen under this agreement.

     Mr. Silverman is currently employed by the Company at an annual salary of $275,000 and is entitled to other specified benefits such as an automobile allowance, reimbursement of expenses, and life, health, and disability insurance benefits. Mr. Silverman has no written agreement with the Company and serves at the discretion of the Board of Directors.

     Mr. Blim is employed by the Company pursuant to an employment agreement that expires on July 23, 2003. The agreement requires that Mr. Blim be given 120 days' written notice prior to the date of termination. If a 120-day written notice is not given by either party, prior to the expiration of the current agreement, and in all subsequent years, the agreement will be renewed for one additional year. The agreement is terminable upon 30 days' notice for cause as defined in the agreement. Mr. Blim's current annual salary is $229,000, with required yearly increases of 3% over the term of the agreement and an annual bonus in an amount to be determined by the Board of Directors. He is also entitled to other specified benefits such as an automobile allowance, reimbursement of expenses, and life, health, and disability insurance benefits.

     Mr. McClain is currently employed by the Company pursuant to an employment agreement that expires on July 31, 2003. The agreement requires that Mr. McClain be given 120 days' written notice prior to the date of termination. If a 120-day written notice is not given by either party, prior to the expiration of the current agreement, and in all subsequent years, the agreement will be renewed for one additional year. The agreement is terminable upon 30 days' notice for cause as defined in the agreement. Mr. McClain's current annual salary is $200,000 with an annual bonus in an amount to be determined by the Board of Directors. He is also entitled to other specified benefits such as an automobile allowance, reimbursement of expenses, and life, health, and disability insurance benefits.

     The SEC requires public companies to state their compensation policies with respect to federal income tax laws that limit to $1,000,000 the deductibility of compensation paid to the executive officers named in this Proxy Statement. In light of the current level of compensation of the Company's Named Executive Officers (as defined below), the Board of Directors of the Company has not adopted a policy with respect to the deductibility limit, but will adopt such a policy should it become relevant.


                                             SUBMITTED BY THE BOARD OF DIRECTORS
                                              OF LASER-PACIFIC MEDIA CORPORATION


                                             James R. Parks, Chairman

                                             Emory M. Cohen

                                             Thomas D. Gordon

                                             Craig A. Jacobson

                                             David C. Merritt


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors does not have a compensation committee. During the fiscal year ended December 31, 2002, two members of the Board, each of whom participated in decisions regarding executive officer compensation, were executive officers of the Company, James R. Parks and Emory M. Cohen. There are no interlocks, to the Company's knowledge, between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or board members of such other entities that requires disclosure herein under applicable rules.

                             AUDIT COMMITTEE REPORT

     Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of the Company's Board of Directors submits the following report:

Audit Committee Report to Stockholders

     The Audit Committee is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls on behalf of the Board. The Audit Committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers, Inc.'s listing standards. The Audit Committee operates under a written charter approved by the Board of Directors.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the audited December 31, 2002 consolidated financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent accountants that firm's independence from the Company and its management.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements  in the  Company's  Annual  Report  on Form  10-K for the year  ended
December 31, 2002, filed with the Securities and Exchange Commission on March 28, 2003.


                                                      Respectfully Submitted
                                                      THE AUDIT COMMITTEE


                                                      David C. Merritt, Chairman
                                                      Craig A. Jacobson
                                                      Thomas D. Gordon


     The Audit Committee Report above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

                           SUMMARY COMPENSATION TABLE

     The table below shows, for the years ended December 31, 2002, 2001 and 2000, the annual and long-term compensation that was paid or accrued for those years to the Chief Executive Officer and the other four most highly compensated persons who were serving as executive officers of the Company at the end of the fiscal year ended December 31, 2002 (collectively, the "Named Executive Officers").

                                                                                                      Long-Term
                                                        Annual Compensation                      Compensation Awards
                                               ----------------------------------------    ---------------------------------

Name and                                                                                             Securities
Principal Position(s)                   Year    Salary ($)    Bonus ($)     Other($)(1)          Underlying Options (#)
-------------------------------      --------------------------------------------------    ---------------------------------

James R. Parks                          2002       208,000          -0-            -0-                 10,000
CEO                                     2001       208,000          -0-            -0-                    -0-
                                        2000       208,000       12,000            -0-                  7,000

Emory M. Cohen                          2002       350,000       30,000     51,442 (2)                 40,000
President and COO                       2001       350,000       52,500     64,567 (2)                    -0-
                                        2000       350,000       50,000     47,936 (2)                 50,000

Leon D. Silverman                       2002       275,004       30,000     36,822 (3)                 35,000
Executive Vice President                2001       275,005       37,500     36,822 (3)                    -0-
                                        2000       275,004       35,000     37,433 (3)                 50,000

Randolph D. Blim                        2002       229,023       30,000     27,347 (4)                 35,000
Senior Vice President                   2001       222,402       37,500     29,980 (4)                    -0-
                                        2000       211,847       35,000     19,504 (4)                 40,000

Robert McClain                          2002       200,004       30,000     23,102 (5)                 30,000
CFO, Vice President                     2001       199,716       37,500     23,096 (5)                    -0-
and Secretary                           2000       185,004       35,000     22,221 (5)                 30,000



     (1) Includes the value of additional benefits and automobiles provided to the employee.
     (2) Includes auto expense reimbursement of $13,231 in 2002, $12,942 in 2001, and $14,832 in 2000.
     (3) Includes auto expense reimbursement of $30,000 in 2002, $30,000 in 2001, and $30,000 in 2000.
     (4) Includes auto expense reimbursement of $15,000 in 2002, $15,000 in 2001, and $15,000 in 2000.
     (5) Includes auto expense reimbursement of $16,800 in 2002, $16,800 in 2001, and $16,800 in 2000.

Aggregated Option Exercises In Fiscal Year And Fiscal Year-End Option Values

     The following table sets forth select information relating to stock options exercised during the fiscal year ended December 31, 2002 and stock options outstanding as of December 31, 2002, held by each of the Named Executive Officers.


--------------------------------------------------------------------------------

                                                                       Number of Securities
                                                                            Underlying             Value of Unexercised
                                                                       Unexercised Options at      In-The-Money Options
                                                                          Fiscal Year-End          at Fiscal Year-End (1)
                                                                     -------------------------    ------------------------
                                 Shares
                                Acquired                                   Exercisable /                Exercisable /
Name                           on Exercise     Value Realized              Unexercisable                Unexercisable
-----------------              -----------     --------------              -------------                -------------
James R. Parks                           0                   $0             17,000 / 0                      $0 / $0
Emory M. Cohen                           0                   $0             90,000 / 0                      $0 / $0
Leon D. Silverman                        0                   $0          35,000 / 50,000                    $0 / $0
Randolph D. Blim                         0                   $0             75,000 / 0                      $0 / $0
Robert McClain                           0                   $0             60,000 / 0                      $0 / $0



     (1) These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's Common Stock on December 31, 2002 (the last trading day of 2002). The closing price per share of the Company's Common Stock on that day on the Nasdaq National Market was $1.64. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

                        Option Grants in Last Fiscal Year

     The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers during the fiscal year ended December 31, 2002.



                                Individual Grants
--------------------------------------------------------------------------------

                         Number of       % of Total
                        Securities         Options
                        Underlying       Granted to        Exercise
                          Options       Employees in       Price Per       Expiration     Grant Date Present
    Name                Granted (#)      Fiscal Year         Share            Date             Value (1)
    ----                ------------    --------------    ------------    -------------    -----------------
James R. Parks            10,000            4.8%             $2.50          1/16/12                  20,400

Emory M. Cohen            40,000            19.0%            $2.50          1/16/12                  81,600

Leon D. Silverman         35,000            16.7%            $2.50          1/16/12                  71,400

Randolph D. Blim          35,000            16.7%            $2.50          1/16/12                  71,400

Robert McClain            30,000            14.3%            $2.50          1/16/12                  61,200


     (1) Fair value of common stock options is estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions:



                                                               2002
                                                     ---------------

            Expected life (in years)                          10.00
            Risk-free interest rate                            1.57
            Volatility                                         0.81
            Dividend yield                                      --
            Fair value - grant date                            2.04


     The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the Company's options have characteristics significantly different from those of trade options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in the opinion of management, the existing models do not necessarily provide a reliable single measure of the fair value of its options.

                        STOCK PERFORMANCE TABLE AND GRAPH

     The following table and graph compare the Company's cumulative total stockholder return on its Common Stock for the period from December 31, 1997 through December 31, 2002, with the cumulative return of the Standard and Poor's 500 Index (the "S&P 500 Index") and the Standard and Poor's Movies & Entertainment Index (the "S&P Movies and Entertainment Index," which was formerly known as the S&P Entertainment Index), neither of which includes the Company. The S&P Entertainment Index was renamed the S&P Movies & Entertainment Index in December 2001. The Performance Graph assumes $100 invested on December 31, 1997 in the Company's Common Stock, the S&P Movies & Entertainment Index and the S&P 500 Index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock during this period. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                                 Indexed Returns

                                                Base
                                               Period
Company/Index                                 12/31/97     12/31/98    12/31/99     12/31/00     12/31/01    12/31/02
------------------------------------------- ----------- ------------ ----------- ------------ ------------ -----------
Laser-Pacific Media Corporation                    100     1,286.76    5,381.02       802.14     1,540.11      877.01
S&P 500 Index                                      100       128.58      155.63       141.46       124.65       97.10
S&P Movies & Entertainment Index (1)               100       135.50      158.25       135.04       116.67       72.82


(1) The S&P Entertainment Index was renamed the S&P Movies & Entertainment Index in December 2001.


INSERT GRAPH HERE


     The graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock as of April 11, 2003 by each person believed by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, and also beneficial ownership by each of the Company's directors, each of the Company's Named Executive Officers and by all of the Company's executive officers and directors as a group. On April 11, 2003 there were 7,101,295 shares of the Company's Common Stock outstanding. Except as otherwise noted, and subject to applicable community property and similar laws, each person listed has sole voting power (if applicable) and investment discretion with respect to the securities shown as beneficially owned. All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided to the Company by such beneficial owners.

Name of                                          Amount and Nature of                        Percent of
Beneficial Owner                               Beneficial Ownership (1)                       Class (1)

James R. Parks (2)                                      694,154                                 9.75%

Emory M. Cohen (3)                                      296,797                                 4.13%

Leon D. Silverman (4)                                   109,660                                 1.54%

Randolph D. Blim (5)                                    112,060                                 1.56%

Robert McClain (6)                                      104,100                                 1.45%

Jane Swearingen (7)                                     74,336                                  1.04%

Thomas D. Gordon (8)                                    40,000                                    *

Craig A. Jacobson (9)                                   40,000                                    *

David C. Merritt (10)                                   40,000                                    *

J.P. Morgan Chase & Co. (11)                            372,193                                 5.23%
     270 Park Ave.
     New York, NY  10017

Mohnish Pabrai (12)                                     568,990                                 8.01%
     1350 Busch Parkway
     Buffalo Grove, IL  60089-4505

All Directors and Executive Officers                   1,064,107                               14.98%
as a Group (9 persons)


----------------------------------------

*     Less than one percent.

(1) Except as otherwise indicated, the address for each person is c/o Laser-Pacific Media Corporation, 809 N. Cahuenga Blvd., Hollywood, California 90038. Calculated pursuant to Rule 13d-3(d) under the Exchange Act, shares of Common Stock not outstanding that are subject to options exercisable by the holder thereof within 60 days of April 11, 2003 are deemed outstanding for the purposes of calculating the number and percentage ownership by such stockholder, but not deemed outstanding for the purpose of calculating the percentage owned by each other stockholder listed. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.
(2) Includes 17,000 shares of Common Stock subject to stock options, and also includes 289,590 shares of Common Stock held by partnerships in which Mr. Parks is a partner.
(3)  Includes 90,000 shares of Common Stock subject to stock options.
(4)  Includes 35,000 shares of Common Stock subject to stock options.
(5)  Includes 75,000 shares of Common Stock subject to stock options.
(6)  Includes 60,000 shares of Common Stock subject to stock options.
(7)  Includes 50,000 shares of Common Stock subject to stock options.
(8)  Includes 40,000 shares of Common Stock subject to stock options.
(9)  Includes 40,000 shares of Common Stock subject to stock options.
(10) Includes 40,000 shares of Common Stock subject to stock options.
(11) This information is based on a Schedule 13G/A filed by J.P. Morgan Chase & Co. with the Securities and Exchange Commission on February 17, 2003. J.P. Morgan Chase & Co. reported that it was the beneficial owner of 372,193 shares of the Company's issued and outstanding Common Stock.
(12) This information is based on a Schedule 13G/A filed by Mohnish Pabrai (and certain affiliates hereafter described) with the Securities and Exchange Commission on February 12, 2003. Pursuant to the Schedule 13G/A: (i) The Pabrai Investment Fund 2, L.P. has sole voting and investment power over 387,148 shares of Common Stock and shared voting and investment power over 568,990 shares of Common Stock; (ii) Leeds Pabrai Investment Fund I, L.P. has sole voting and investment power over 69,197 shares of Common Stock and shared voting and investment power over 568,990 shares of Common Stock;
     (iii) Pabrai Investment Fund 3, Ltd. has sole voting and investment power over 104,000 shares of Common Stock and shared voting and investment power over 568,990 shares of Common Stock; and (iv) Mohnish Pabrai has sole voting and investment power over 8,645 shares of Common Stock and shared voting and investment power over 568,990 shares of Common Stock. Mohnish Pabrai beneficially owns 384 shares which are held of record by IRA FBO Mohnish Pabrai (an IRA account for his benefit over which he has sole voting and dispositive power) and 8,261 shares which are held of record by Momachi Pabrai UGMA Account (an Uniform Gift to Minors Act account for Mohnish Pabrai's minor child's benefit over which Mohnish Pabrai has sole voting and dispositive power until his child reaches majority age). Dalal Street, Inc., whose sole shareholder and chief executive officer is Mohnish Pabrai, is the general partner of each of the limited partnership funds named above. Dalal Street, Inc. is also the sole investment manager of Pabrai Investment Fund 3, Ltd. Mohnish Pabrai is also a shareholder and the President of Pabrai Investment Fund 3, Ltd. Dalal Street, Inc. and Mohnish Pabrai, in his capacity as sole shareholder and Chief Executive Officer of Dalal Street, Inc., have the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of shares beneficially owned by each of the limited partnership funds and Pabrai Investment Fund 3, Ltd.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder and requirements of the National Association of Securities Dealers, Inc., officers and directors of the Company and persons who beneficially own more than 10% of the Common Stock of the Company are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and furnish to the Company reports of ownership and change in ownership with respect to all equity securities of the Company.

     Based solely on its review of the copies of such reports received by it during or with respect to the year ended December 31, 2002 and/or written representations from such reporting persons, the Company believes that its officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to such individuals except that the Form 5s reporting option grants for each of the following individuals were not timely filed: James R. Parks, Emory M. Cohen, Leon D. Silverman, Randolph D. Blim, Jane Swearingen, Robert McClain, Craig A. Jacobson, David C. Merritt, and Thomas D. Gordon.

                           RELATED PARTY TRANSACTIONS

     James R. Parks, Chairman of the Board and Chief Executive Officer of the Company, is an executive director of CBIZ Southern California, Inc. ("CBIZ"). CBIZ provides tax, accounting, and management consulting services to the Company. CBIZ charges for services were approximately $81,000, $83,000, and $77,000 for the fiscal years ended December 31, 2002, 2001 and 2000, respectively.

     James R. Parks, Chairman of the Board and Chief Executive Officer of the Company, is a member of Local Boys, LLC and an executive producer. The Company has been providing services for a movie produced by Local Boys, LLC since September 2001. Fees for services were billed at the Company's standard rates and the total amount billed for services through December 31, 2002 was $271,000. As of December 31, 2002, $54,000 of the total amount billed was outstanding. As of March 27, 2003, no invoices were outstanding relating to the activities of Local Boys, LLC.

     In July 2001, 35 Lake Avenue L.P., a California limited partnership in which James R. Parks, the Company's Chief Executive Officer, is a partner, exercised warrants to purchase 250,000 shares of the Company's Common Stock at an exercise price of $1.00 per share. The warrants originally were issued during 1997 in connection with a short-term debt financing arrangement.

     David Merritt, a director of the Company and chairman of the Audit Committee is a member of Gerard Klauer Mattison & Co., Inc. In April 2001, the Company engaged Gerard Klauer Mattison & Co., Inc. as a financial advisor. Gerard Klauer Mattison & Co., Inc. billed fees of $21,000 in 2002 and $75,000 in 2001 for services provided to the Company.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     KPMG LLP has been the Company's independent auditor since the Company's inception. Audit services performed by KPMG LLP in the fiscal year ended December 31, 2002 included the examination of, and reporting on, the annual consolidated financial statements of the Company, periodic discussions with management concerning accounting and reporting matters, and assistance and consultation in connection with filings with the Securities and Exchange Commission. A representative of KPMG LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

     The Audit Committee has considered whether provision of the services provided below is compatible with maintaining KPMG LLP's independence. The Audit Committee was presented written disclosure of independence by KPMG LLP.

Audit Fees

     KPMG LLP billed the Company $139,700 for services provided for the annual audit and for the interim reviews of the financial statements included in the Company's Form 10-Qs for the fiscal year ended December 31, 2002.

Financial Information Systems Design and Implementation Fees

     KPMG LLP did not bill the Company for any Financial Information System Design and Implementation services during the fiscal year ended December 31, 2002.

All Other Fees

     During the fiscal year ended December 31, 2002, KPMG LLP did not bill the Company for any other fees.


                              STOCKHOLDER PROPOSALS

     Any proposal of a stockholder intended to be presented at the Company's 2004 Annual Meeting of Stockholders must be received in writing by the Company at its principal executive offices for inclusion in the proxy statement and proxy card for that meeting pursuant to Rule 14a-8, under the Exchange Act no later than December 31, 2003. Such proposals should be addressed to the Company's Secretary, and may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

     Stockholders who do not present proposals for inclusion in the proxy statement but who still intend to submit a proposal at the 2004 Annual Meeting of Stockholders must follow the procedures set forth in the company's Bylaws. The Company's Bylaws require that for nominations or other business to be properly brought before an annual meeting by a stockholder, (1) the stockholder must have given timely notice thereof in writing to the Secretary of the Company, (2) such business must be a proper matter for stockholder action under the Delaware General Corporation Law, as amended or replaced, (3) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Company with a Solicitation Notice, as that term is defined in subclause (c) (iii) of this paragraph, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Company's voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (4) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Company not less than 90 or more than 120 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year's annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act, and such person's written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Company's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

     The chairman of the meeting has the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in the Company's Bylaws and, if any proposed nomination or business is not in compliance with the Bylaws, to declare that such defective proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

     Notwithstanding the foregoing, a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to stockholder proposals. Nothing in this section shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company's Proxy Statement pursuant to Rule 14a-8 under the Exchange Act.


                                  OTHER MATTERS

     The only business that the Board of Directors intends to act upon at the Annual Meeting consists of the matters set forth in this Proxy Statement, and the Board of Directors knows of no other matters that will be acted on by any person or group. However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment.

                          ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, which comprises the Annual Report to Stockholders, is being mailed to the stockholders along with this Proxy Statement. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission (without exhibits) on March 28, 2003, is available to stockholders without charge upon written request to the Company. Exhibits to the Annual Report on Form 10-K may be obtained from the Company upon payment of the Company's reasonable expenses to furnish such exhibits. To obtain any of these materials, you should contact Robert McClain, Laser-Pacific Media Corporation, 809 N. Cahuenga Blvd., Hollywood, California 90038. The Annual Report is not to be considered part of the soliciting materials.

                                         By Order of the Board of Directors of
                                         Laser-Pacific Media Corporation


Hollywood, California                    Robert McClain, Secretary
April 29, 2003







         PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


     If you have any question, or have any difficulty voting your shares, please contact Robert McClain of the Company at (323) 960-2180.

                                   Appendix A

                         LASER-PACIFIC MEDIA CORPORATION
                             AUDIT COMMITTEE CHARTER
                        (Last Amended on April 16, 2003)


I.       PURPOSE

The primary function of the Audit Committee is to represent and assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (1) the Corporation's financial reporting processes, including the financial information which will be provided to the Corporation's stockholders and others, and the integrity of the Corporation's financial statements; (2) the systems of internal controls which management has established; (3) the Corporation's compliance with legal and regulatory requirements; and (4) the Corporation's audit processes, including the qualifications and independence of the outside auditor and the performance of the Corporation's internal audit function and the outside auditor.


II.      COMPOSITION

The Audit Committee will be comprised of three or more independent directors, as appointed by the Board, including one chair. For purposes hereof, the term "independent" shall mean a director who meets The Nasdaq Stock Market, Inc. ("NASDAQ") definition of "independence," as determined by the Board.

All members of the Audit Committee shall be able to read and understand fundamental financial statements and at least one member of the Audit Committee shall have accounting or related financial management expertise. At least one member of the Audit Committee shall be an "audit committee financial expert," as determined by the Board.

III.     MEETINGS

The Audit Committee shall meet, either in person or telephonically, as often as may be deemed necessary or as circumstances require in its judgment. The Audit Committee shall meet separately in executive session, periodically, with management, the principal internal auditor (or other personnel responsible for the audit function) of the Corporation, and the outside auditor. The Audit Committee shall report regularly to the Board with respect to its activities. The majority of the members of the Audit Committee shall constitute a quorum.


IV.      RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

     1. Review and discuss with management and the outside auditor the Corporation's annual audited and quarterly unaudited financial statements, including: (a) an analysis of the auditor's judgment as to the quality of the Corporation's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including the development, selection and reporting of accounting policies and estimates that may be regarded as critical; and (c) major issues regarding the Corporation's accounting principles and financial statement presentations, including (i) any significant changes in the Corporation's selection or application of accounting principles and financial statement presentations, and (ii) significant changes in accounting and financial reporting rules that may have a significant impact on the Corporation's financial reports. In addition, the Audit Committee shall receive any required reports from the outside auditor.

     2. Recommend to the Board, based on the review and discussion described in paragraphs (1) and (7) hereto, whether the financial statements should be included in the Annual Report on Form 10-K.

     3. Review and discuss earnings press releases. (The chair of the Audit Committee may represent the entire Audit Committee for purposes of this review).

     4. Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the outside auditor, which auditor shall be ultimately accountable to the Board. In this regard, the Audit Committee shall have the sole authority to:
          (a) appoint and retain, (b) approve the fees and other compensation to be paid to, (c) when appropriate, terminate, and (d) oversee, the outside auditor, which shall report directly to the Audit Committee.

     5. Approve in advance all audit services to be provided by the outside auditor. (By approving the audit engagement, an audit service within the scope of the engagement shall be deemed to have been approved in advance.)

     6. Establish policies and procedures for the engagement of the outside auditor to provide permissible non-audit services, which shall require approval in advance by the Audit Committee of all permissible non-audit services to be provided by the outside auditor.

     7. Consider, at least annually, the independence of the outside auditor, including whether the outside auditor's performance of permissible non-audit services is compatible with the auditor's independence; on an annual basis, obtain a formal written statement from the outside auditor delineating all relationships between the auditor and the Corporation consistent with Independence Standards Board Standard No. 1; and review and discuss with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the auditor.

     8. Review with the outside auditor the scope and results of the annual audit and, following completion of the annual audit, review separately with the outside auditor, the internal auditing department, if any, and management any significant difficulties encountered during the course of the audit.

     9. Review with the outside auditor, the internal auditing department, and management the adequacy and effectiveness of the Corporation's: (a) internal controls (including any significant deficiencies or changes and any material weaknesses in internal controls reported to the Audit Committee by the outside auditor or management); and (b) disclosure controls and procedures (and management reports thereon).

     10.  Review and approve all related-party transactions.

     11. Review and discuss the Corporation's policies with respect to risk assessment and risk management.

     12. Establish procedures for receiving and handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

     13. Review, with outside counsel, material pending legal proceedings involving the Corporation and other contingent liabilities.

     14. Establish policies for the Corporation's hiring of current and former employees of the outside auditing firm.

     15. Review the Corporation's Code of Ethics and the Corporation's program to monitor compliance with the Code.

     16. Oversee the preparation of the Audit Committee Report required by SEC rules to be included in the Corporation's proxy statement.

     17. Evaluate annually the performance of the Audit Committee and the adequacy of this Charter and recommend any changes to the Board.

     18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.       OUTSIDE ADVISORS

The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its functions. The Audit Committee shall have sole authority to approve related fees and retention terms.



Approved at a Meeting of the Board of Directors of Laser-Pacific Media Corporation on April 16, 2003.


/s/Robert McClain
Robert McClain,
Secretary